Operating Revenue - Summary Of Significant Changes In Contract Assets And Contract Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Disclosure of changes in trade receivables, contract assets and contract liabilities [abstract]
Net account receivable trade	$ 215,673	$ 245,756
Prepaid compensations clients	13,768	37,130
Air traffic liability	(337,363)	(424,579)
Frequent flyer deferred revenue	$ (417,632)	$ (420,638)